UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number: 811-00043

Deutsche DWS Investment Trust

(Exact Name of Registrant as Specified in Charter)

875 Third Avenue

New York, NY 10022-6225

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 454-4500

Diane Kenneally

One International Place

Boston, MA 02110

(Name and Address of Agent for Service)

Date of fiscal year end:	9/30

Date of reporting period:	9/30/2019

ITEM 1.	REPORT TO STOCKHOLDERS

September 30, 2019

Annual Report

to Shareholders

DWS Core Equity Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s Web site (dws.com), and you will be notified by mail each time a report is posted and provided with a Web site link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank), or if you are a direct investor, by calling (800) 728-3337 or sending an email request to service@dws.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call (800) 728-3337 or send an email request to service@dws.com to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with DWS if you invest directly with the Fund.

Contents

3	Letter to Shareholders
4	Portfolio Management Review
9	Performance Summary
12	Portfolio Summary
14	Investment Portfolio
20	Statement of Assets and Liabilities
22	Statement of Operations
23	Statements of Changes in Net Assets
24	Financial Highlights
31	Notes to Financial Statements

41	Report of Independent Registered Public Accounting Firm
43	Information About Your Fund’s Expenses
45	Tax Information
46	Advisory Agreement Board Considerations and Fee Evaluation
51	Board Members and Officers
55	Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the Fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. The Fund may lend securities to approved institutions. Portfolio management could be wrong in its analysis of industries, companies, economic trends and favor a security that underperforms the market. Stocks may decline in value. Please read the prospectus for details.

The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services.

NOT FDIC/NCUA INSURED    NO BANK GUARANTEE    MAY LOSE VALUE NOT A DEPOSIT    NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

2	|	DWS Core Equity Fund

Letter to Shareholders

Dear Shareholder:

The markets, both domestic and global, have been increasingly influenced by geopolitical concerns in recent months — most notably the trade conflict between China and the United States and uncertainty around the implementation of Britain’s exit from the European Union (“Brexit”). The result has been increased volatility and continued efforts by central banks to bolster economic growth through monetary policy.

Against this backdrop, our Americas Chief Investment Officer (“CIO”) remains constructive, albeit more cautious than at the beginning of the year. In our view, while tariffs raise concerns, particularly for commodity producing and manufacturing industries, including the world’s regional economies tilted toward such industries and still suffering from their own weak internal recoveries, a robust labor market and other key metrics suggest the underpinnings of the U.S. economy remain intact.

Of course, these issues and their potential implications bear close watching. Our CIO Office and global network of analysts diligently monitor these matters to determine when and what, if any, strategic or tactical adjustments may be warranted.

We invite you to access these views to better understand the changing landscape and, most important, what it may mean for you. The “Insights” section of our web site, dws.com, is home to our CIO View, which integrates the on-the-ground views of our worldwide network of economists, research analysts and investment professionals. This truly global perspective guides our strategic investment approach.

As always, we thank you for trusting DWS to help serve your investment needs.

Best regards,

Hepsen Uzcan President, DWS Funds

Assumptions, estimates and opinions contained in this document constitute our judgment as of the date of the document and are subject to change without notice. Any projections are based on a number of assumptions as to market conditions and there can be no guarantee that any projected results will be achieved. Past performance is not a guarantee of future results.

DWS Core Equity Fund	|	3

Portfolio Management Review	(Unaudited)

Market Overview and Fund Performance

All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 9 through 11 for more complete performance information.

Investment Process

In choosing stocks, portfolio management uses proprietary quantitative models to identify and acquire holdings for the Fund. The quantitative models are research based and identify primarily fundamental factors, including valuation, momentum, profitability, earnings and sales growth, which have been effective sources of return historically. These are dynamic models with different factor weights for different industry groupings. The Fund’s portfolio is constructed based on this quantitative process that strives to maximize returns while maintaining a risk profile similar to the Fund’s benchmark index.

DWS Core Equity Fund returned 1.18% during the 12-month period ended September 30, 2019, underperforming the 3.87% gain for its benchmark, the Russell 1000® Index. However, the Fund has outpaced the average return for the funds in its Morningstar peer group, Large Blend, in the five- and 10-year periods ended September 30, 2019.

The modest gain for the broader market belies the extent of the volatility that occurred throughout the course of the past 12 months. Shortly after the start of the reporting period in October 2018, stocks began a sharp decline that would last until late December. During this time, the market was pressured by the combination of slowing economic growth overseas, uncertainty surrounding U.S. Federal Reserve policy, and an unfavorable turn in the U.S.-China trade dispute. Together, these factors contributed to a return of –13.82% for the Russell 1000 Index in the fourth quarter of 2018.

The investment environment began to improve considerably thereafter, and equities responded in kind. The Fed indicated it was in fact likely to begin cutting interest rates, providing a boost to sentiment. Investors also

4	|	DWS Core Equity Fund

appeared to grow more optimistic regarding the outlook for economic growth and corporate earnings. These favorable conditions lasted until late April, at which point the escalation of the U.S.-China trade dispute began to foster renewed concerns about the world economy. Equities generally moved sideways within a broad range for the remainder of the period, with the day-to-day news on trade acting as the primary influence on returns. Nevertheless, the advance for stocks in January-September span allowed the market to overcome all of the adverse effect from the sell-off of late 2018.

Fund Performance

Consistent with our bottom-up approach, stock selection was the key factor driving Fund performance in the past 12 months. Our holdings experienced the weakest relative results in the energy, consumer discretionary, and information technology sectors. Conversely, we generated stronger relative performance in industrials, financials, and communication services.

In energy, a tilt toward mid-sized exploration and production (E&P) companies was the leading cause of underperformance. At a time in which oil and natural gas prices trended lower, Newfield Exploration Co.,* Weatherford International PLC,* and Continental Resources, Inc. trailed their sector peers by a wide margin. On the plus side, the natural gas pipeline operator ONEOK, Inc.* posted a gain and helped offset the weakness in the E&P space.

In the consumer discretionary area, our shortfall was largely the result of a position in Macy’s, Inc.,* which was pressured by the persistent concerns about the outlook for broadline retailers. Amazon.com Inc. also hurt results, as the stock lagged in the sell-off of late 2018 and was unable to make up the lost ground in the subsequent rally.

Information technology proved to be a challenging sector for the Fund, as our balanced approach across factors did not capture the sizable for outperformance of the fastest-growing and high-momentum stocks in the sector. Conduent, Inc.,* a business-process services company, underperformed due an earnings miss and what appeared to be decreased odds of a buyout. However, a position in Teradyne, Inc. contributed positively. The stock was boosted by the combination of steady growth, robust orders, and improving prospects for the overall

DWS Core Equity Fund	|	5

semiconductor cycle. Microsoft Corp., the Fund’s largest holding as of September 30, 2019, was a further contributor in technology thanks to strength in its core business and rapid growth in its cloud division.

On the positive side, the Fund’s relative strength in industrials was partially the result of a position in L3Harris Technologies, Inc. The company issued a favorable first-quarter earnings report highlighted by increased sales and free cash flow, boosting its shares. Roper Technologies, Inc.,* and Ingersoll-Rand PLC added value, as well.

“We choose to look beyond the headlines to focus on selecting the best individual stocks for the Fund by using a dispassionate and quantitative strategy.”

Our positive relative performance in financials was driven by positions in a number of stocks outside the banking industry, such as CME Group, Inc., LPL Financial Holdings, Inc., and Chubb Ltd. Whereas the banks that make up the majority of the sector lagged due to worries about the effect falling long-term bond yields would have on their net interest margins, CME, LPL, and Chubb delivered healthy gains thanks to their improving fundamentals.

Live Nation Entertainment, Inc. was the top contributor in the communication services sector. The stock was helped by consistently positive earnings reports growth in the free cash flow from its theater and entertainment business. The advertising firm Omnicom Group, Inc. was an additional contributor of note.

Outside of these sectors, the beauty-products company Coty, Inc.* was a top contributor. In addition to reporting better-than-expected profits and inking a new licensing deal with Burberry, Coty received a tender offer at a premium for up to 150 million shares from a German conglomerate. Together, these developments resulted in a surge in Coty’s stock price in February.

Outlook and Positioning

The past year was a time of heightened volatility for equities, as the markets moved from extreme pessimism in the final three months of 2018 to producing one of the best first quarters in history. More recently, we witnessed wide swings in investor sentiment through the spring and summer as investors struggled to balance the outlook for economic

6	|	DWS Core Equity Fund

growth and interest rates. During this interval, the changes in the market’s mood led not only to volatility in the broader indexes, but also rapid shifts in investors’ preference for growth and cyclicality versus value and defensiveness.

For our part, we choose to look beyond the headlines to focus on selecting the best individual stocks for the Fund by using a dispassionate and quantitative strategy. We believe maintaining this steady, analytical approach through all markets, rather than attempting to react to day-to-day news events, can add value if conditions remain volatile in the months ahead.

*	Not held at September 30, 2019.

Portfolio Management Team

Pankaj Bhatnagar, PhD, Managing Director

Portfolio Manager of the Fund. Began managing the Fund in 2013.

–	Joined DWS in 2000 with seven years of industry experience; previously, served in Quantitative Strategy roles at Nomura Securities, Credit Suisse and Salomon Brothers.

–	Head of Core Equity and Co-Head of Systematic and Quantitative Strategies: New York.

–	Degree in Civil Engineering, Indian Institute of Technology; MBA, Kent State University; PhD in Finance, University of North Carolina at Chapel Hill.

Arno V. Puskar, Director

Portfolio Manager of the Fund. Began managing the Fund in 2016.

–	Joined DWS in 1987.

–	Portfolio Manager for US Equities and Quantitative Analyst: New York.

–	BS in Industrial Engineering from Lehigh University; MBA from Pepperdine University.

Di Kumble, CFA, Managing Director

Portfolio Manager of the Fund. Began managing the Fund in 2016.

–

Joined DWS in 2003 with seven years of industry experience. Prior to joining, she served as a Portfolio Manager at Graham Capital Management. Previously, she worked as a Quantitative Strategist at ITG Inc. and Morgan Stanley.

–	Senior Portfolio Manager, Head of Tax Managed Equities: New York.

–	BS, Beijing University; PhD in Chemistry, Princeton University.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

DWS Core Equity Fund	|	7

Terms to Know

The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000® Index. Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Morningstar large blend funds are fairly representative of the overall U.S. stock market in size, growth rates and price. Stocks in the top 70% of the capitalization of the U.S. equity market are defined as large caps. The average returns for the funds in the category were 8.98% and 11.76% in the five-, and ten-year periods ended September 30, 2019.

Contribution and detraction incorporate both a stock’s total return and its weighting in the Fund.

8	|	DWS Core Equity Fund

Performance Summary	September 30, 2019 (Unaudited)

Class A	1-Year	5-Year	10-Year

Average Annual Total Returns as of 9/30/19
Unadjusted for Sales Charge	1.18%	10.32%	12.67%
Adjusted for the Maximum Sales Charge (max 5.75% load)	–4.63%	9.02%	12.01%
Russell 1000® Index†	3.87%	10.62%	13.23%

Class T	1-Year	5-Year	10-Year

Average Annual Total Returns as of 9/30/19
Unadjusted for Sales Charge	1.21%	10.30%	12.67%
Adjusted for the Maximum Sales Charge (max 2.50% load)	–1.32%	9.74%	12.39%
Russell 1000® Index†	3.87%	10.62%	13.23%

Class C	1-Year	5-Year	10-Year

Average Annual Total Returns as of 9/30/19
Unadjusted for Sales Charge	0.41%	9.48%	11.82%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	0.41%	9.48%	11.82%
Russell 1000® Index†	3.87%	10.62%	13.23%

Class R	1-Year	5-Year	10-Year

Average Annual Total Returns as of 9/30/19
No Sales Charges	0.78%	9.89%	12.22%
Russell 1000® Index†	3.87%	10.62%	13.23%

Class R6	1-Year	5-Year	Life of Class*

Average Annual Total Returns as of 9/30/19
No Sales Charges	1.55%	10.68%	10.22%
Russell 1000® Index†	3.87%	10.62%	10.20%

Class S	1-Year	5-Year	10-Year

Average Annual Total Returns as of 9/30/19
No Sales Charges	1.47%	10.64%	13.03%
Russell 1000® Index†	3.87%	10.62%	13.23%

Institutional Class	1-Year	5-Year	10-Year

Average Annual Total Returns as of 9/30/19
No Sales Charges	1.47%	10.67%	13.10%
Russell 1000® Index†	3.87%	10.62%	13.23%

DWS Core Equity Fund	|	9

Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws.com for the Fund’s most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated February 1, 2019 are 0.86%, 0.83%, 1.62%, 1.28%, 0.50%, 0.58% and 0.55% for Class A, Class T, Class C, Class R, Class R6, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Returns shown for Class R shares for the period prior to its inception on May 1, 2012 are derived from the historical performance of Class S shares of DWS Core Equity Fund during such periods and have been adjusted to reflect the higher total annual operating expenses of Class R. Any difference in expenses will affect performance.

Returns shown for Class T shares for the period prior to its inception on June 5, 2017 are derived from the historical performance of Class S shares of DWS Core Equity Fund during such periods and have been adjusted to reflect the higher total annual operating expenses and applicable sales charges of Class T. Any difference in expenses will affect performance.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

10	|	DWS Core Equity Fund

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)

The Fund’s growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

*	Class R6 shares commenced operations on August 25, 2014.

†

The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

	Class A	Class T	Class C	Class R	Class R6	Class S	Institutional Class

Net Asset Value
9/30/19	$26.80	$26.81	$25.49	$27.08	$27.14	$27.11	$27.16
9/30/18	$30.17	$30.18	$28.86	$30.45	$30.51	$30.48	$30.54

Distribution Information as of 9/30/19
Income Dividends, Twelve Months	$.29	$.30	$.09	$.19	$.39	$.37	$.38
Capital Gain Distributions, Twelve Months	$2.89	$2.89	$2.89	$2.89	$2.89	$2.89	$2.89

DWS Core Equity Fund	|	11

Portfolio Summary	(Unaudited)

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	9/30/19	9/30/18
Common Stocks	99%	98%
Cash Equivalent	1%	1%
Exchange-Traded Funds	0%	1%
	100%	100%

Sector Diversification (As a % of Common Stocks)	9/30/19	9/30/18
Information Technology	21%	24%
Health Care	13%	15%
Financials	13%	14%
Communication Services	11%	9%
Industrials	10%	9%
Consumer Discretionary	10%	9%
Consumer Staples	8%	6%
Energy	4%	5%
Real Estate	4%	3%
Utilities	3%	3%
Materials	3%	3%
	100%	100%

12	|	DWS Core Equity Fund

Ten Largest Equity Holdings at September 30, 2019 (31.4% of Net Assets)		Percent
1.	Microsoft Corp.	5.7%
	Develops, manufactures, licenses, sells and supports software products
2.	Apple, Inc.	5.0%
	Designs, manufactures and markets personal computing and mobile communication devices
3.	Amazon.com, Inc.	4.5%
	Online retailer offering a wide range of products
4.	Alphabet, Inc.	3.4%
	Holding company with subsidiaries that provide Web-based search, maps, hardware products and various software applications
5.	Visa, Inc.	2.6%
	Operates a retail electronic payments network and manages global financial services
6.	Amgen, Inc.	2.5%
	Developer, manufacturer and marketer of human therapeutics
7.	PepsiCo, Inc.	2.1%
	Provider of soft drinks, snack foods and food services
8.	Omnicom Group, Inc.	1.9%
	Provider of advertising services
9.	Norfolk Southern Corp.	1.9%
	Provides rail transportation and services
10.	Live Nation Entertainment, Inc.	1.8%
	Produces, operates and promotes live events including music concerts

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund’s investment portfolio, see page 14. A quarterly Fact Sheet is available on dws.com or upon request. Please see the Account Management Resources section on page 55 for contact information.

DWS Core Equity Fund	|	13

Investment Portfolio	as of September 30, 2019

	Shares	Value ($)
Common Stocks 98.8%
Communication Services 10.8%

Entertainment 2.3%

Live Nation Entertainment, Inc.*	1,038,535	68,896,412

Viacom, Inc. “B”	744,779	17,897,039

		86,793,451

Interactive Media & Services 4.4%

Alphabet, Inc. “A”*	52,971	64,685,007

Alphabet, Inc. “C”*	53,874	65,672,406

Facebook, Inc. “A”*	49,386	8,794,659

TripAdvisor, Inc.*	737,297	28,518,648

		167,670,720

Media 2.4%

Interpublic Group of Companies, Inc.	918,804	19,809,414

Omnicom Group, Inc.	910,090	71,260,047

		91,069,461

Wireless Telecommunication Services 1.7%
T-Mobile U.S., Inc.*	824,793	64,968,945

Consumer Discretionary 9.6%

Auto Components 0.5%
Gentex Corp.	707,383	19,477,791

Hotels, Restaurants & Leisure 1.7%

Marriott International, Inc. “A”	141,605	17,611,414

MGM Resorts International	967,472	26,818,324

Yum! Brands, Inc.	183,854	20,854,559

		65,284,297

Internet & Direct Marketing Retail 4.5%
Amazon.com, Inc.*	97,522	169,289,415

Specialty Retail 1.5%

Best Buy Co., Inc.	450,106	31,052,813

Home Depot, Inc.	110,097	25,544,706

		56,597,519

Textiles, Apparel & Luxury Goods 1.4%
NIKE, Inc. “B”	553,738	52,007,073

Consumer Staples 7.8%

Beverages 4.1%

Keurig Dr Pepper, Inc. (a)	1,323,009	36,144,606

Molson Coors Brewing Co. “B”	707,592	40,686,540

PepsiCo, Inc.	576,578	79,048,843

		155,879,989

The accompanying notes are an integral part of the financial statements.

14	|	DWS Core Equity Fund

	Shares	Value ($)

Food & Staples Retailing 1.8%

Costco Wholesale Corp.	100,664	29,002,305

U.S. Foods Holding Corp.*	742,247	30,506,352

Walmart, Inc.	81,034	9,617,115

		69,125,772

Food Products 0.5%
Conagra Brands, Inc.	639,269	19,612,773

Household Products 0.9%
Energizer Holdings, Inc. (a)	780,343	34,007,348

Personal Products 0.5%
Herbalife Nutrition Ltd.*	479,485	18,153,302

Energy 3.8%

Energy Equipment & Services 0.8%

National Oilwell Varco, Inc.	856,158	18,150,549

Schlumberger Ltd.	381,616	13,039,819

		31,190,368

Oil, Gas & Consumable Fuels 3.0%

Continental Resources., Inc.*	488,417	15,038,360

Exxon Mobil Corp.	377,232	26,636,352

Kinder Morgan, Inc.	1,729,648	35,648,045

Occidental Petroleum Corp.	357,674	15,905,763

Targa Resources Corp.	504,026	20,246,724

		113,475,244

Financials 13.0%

Banks 6.1%

Bank of America Corp.	662,389	19,321,887

Citigroup, Inc.	971,061	67,080,894

JPMorgan Chase & Co.	492,200	57,927,018

Popular, Inc.	782,016	42,291,425

U.S. Bancorp.	419,523	23,216,403

Wells Fargo & Co.	393,718	19,859,136

		229,696,763

Capital Markets 4.3%

Ares Capital Corp.	514,094	9,580,142

CME Group, Inc.	156,516	33,078,091

Intercontinental Exchange, Inc.	245,671	22,668,063

LPL Financial Holdings, Inc.	566,022	46,357,202

State Street Corp.	49,614	2,936,653

TD Ameritrade Holding Corp.	275,948	12,886,771

The Goldman Sachs Group., Inc.	175,135	36,293,226

		163,800,148

Insurance 2.6%

Chubb Ltd.	337,885	54,548,155

MetLife, Inc.	915,390	43,169,792

		97,717,947

The accompanying notes are an integral part of the financial statements.

DWS Core Equity Fund	|	15

	Shares	Value ($)

Health Care 13.2%

Biotechnology 4.1%

Amgen, Inc.	478,795	92,651,620

Biogen., Inc.*	134,758	31,374,358

Gilead Sciences, Inc.	491,818	31,171,425

		155,197,403

Health Care Equipment & Supplies 5.4%

Baxter International, Inc.	239,810	20,976,181

Becton, Dickinson & Co.	126,280	31,943,789

Boston Scientific Corp.*	322,688	13,130,175

Danaher Corp.	230,599	33,305,413

Hill-Rom Holdings, Inc.	510,789	53,750,326

Medtronic PLC	447,174	48,572,040

		201,677,924

Health Care Providers & Services 0.5%
McKesson Corp.	141,598	19,350,782

Pharmaceuticals 3.2%

Eli Lilly & Co.	203,985	22,811,642

Merck & Co., Inc.	650,331	54,744,864

Pfizer, Inc.	1,227,092	44,089,416

		121,645,922

Industrials 10.3%

Aerospace & Defense 3.4%

Arconic, Inc.	750,997	19,525,922

Boeing Co.	71,419	27,172,787

L3Harris Technologies, Inc.	302,211	63,053,303

Teledyne Technologies, Inc.*	58,907	18,967,465

		128,719,477

Commercial Services & Supplies 1.6%
Waste Management, Inc.	540,755	62,186,825

Industrial Conglomerates 0.7%
Honeywell International, Inc.	163,970	27,743,724

Machinery 1.8%

Ingersoll-Rand PLC	282,604	34,819,639

Parker-Hannifin Corp.	187,549	33,873,225

		68,692,864

Professional Services 0.9%
Equifax, Inc.	230,775	32,463,119

Road & Rail 1.9%
Norfolk Southern Corp.	394,163	70,815,324

Information Technology 21.0%

IT Services 3.7%

Gartner, Inc.*	288,683	41,278,782

Visa, Inc. “A”	569,203	97,908,608

		139,187,390

The accompanying notes are an integral part of the financial statements.

16	|	DWS Core Equity Fund

	Shares	Value ($)

Semiconductors & Semiconductor Equipment 3.9%

Applied Materials, Inc.	454,577	22,683,392

Intel Corp.	691,741	35,645,414

QUALCOMM., Inc.	551,497	42,068,191

Teradyne, Inc.	829,691	48,047,406

		148,444,403

Software 7.6%

Microsoft Corp.	1,559,613	216,832,995

Oracle Corp.	1,105,089	60,813,048

Splunk, Inc.*	85,743	10,105,670

		287,751,713

Technology Hardware, Storage & Peripherals 5.8%

Apple, Inc.	851,659	190,746,066

Hewlett Packard Enterprise Co.	1,948,069	29,552,207

		220,298,273

Materials 2.7%

Chemicals 1.2%

PPG Industries, Inc.	248,152	29,408,494

Westlake Chemical Corp.	259,974	17,033,496

		46,441,990

Metals & Mining 1.5%

Freeport-McMoRan, Inc.	853,952	8,172,321

Steel Dynamics, Inc.	1,544,442	46,024,371

		54,196,692

Real Estate 3.5%

Real Estate Investment Trusts (REITs)

AvalonBay Communities, Inc.	203,419	43,802,213

Digital Realty Trust, Inc.	191,497	24,858,226

Prologis, Inc.	414,751	35,345,080

Public Storage	42,113	10,329,056

SL Green Realty Corp.	233,868	19,118,709

		133,453,284

Utilities 3.1%

Electric Utilities 1.6%
NextEra Energy, Inc.	250,350	58,329,047

Multi-Utilities 0.4%
CenterPoint Energy, Inc.	507,623	15,320,062

Water Utilities 1.1%
American Water Works Co., Inc.	335,039	41,621,895
Total Common Stocks (Cost $2,732,804,420)		3,739,356,439

The accompanying notes are an integral part of the financial statements.

DWS Core Equity Fund	|	17

	Shares	Value ($)

Exchange-Traded Funds 0.5%
Vanguard S&P 500 ETF (Cost $17,558,534)	69,757	19,015,758

Securities Lending Collateral 0.6%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares”, 1.84% (b) (c) (Cost $20,619,600)	20,619,600	20,619,600

Cash Equivalents 0.7%
DWS Central Cash Management Government Fund, 1.96% (b) (Cost $27,793,487)	27,793,487	27,793,487

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $2,798,776,041)	100.6	3,806,785,284
Other Assets and Liabilities, Net	(0.6)	(21,236,112)

Net Assets	100.0	3,785,549,172

A summary of the Fund’s transactions with affiliated investments during the year ended September 30, 2019 are as follows:

Value ($) at 9/30/2018	Pur- chases Cost ($)		Sales Proceeds ($)	Net Real- ized Gain/ (Loss) ($)	Net Change in Unreal- ized Appreci- ation (Depreci- ation) ($)	Income ($)	Capital Gain Distri- butions ($)	Number of Shares at 9/30/2019	Value ($) at 9/30/2019
Securities Lending Collateral 0.5%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares”, 1.84% (b) (c)
16,526,752	4,092,848	(d)	—	—	—	175,276	—	20,619,600	20,619,600
Cash Equivalents 0.7%
DWS Central Cash Management Government Fund, 1.96% (b)
40,781,120	293,527,853		306,515,486	—	—	538,787	—	27,793,487	27,793,487
57,307,872	297,620,701		306,515,486	—	—	714,063	—	48,413,087	48,413,087

*	Non-income producing security.

(a)

All or a portion of these securities were on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The value of securities loaned at September 30, 2019 amounted to $19,997,638, which is 0.5% of net assets.

(b)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.

(c)	Represents cash collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

(d)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested in cash collateral for the year ended September 30, 2019.

S&P: Standard & Poor’s

The accompanying notes are an integral part of the financial statements.

18	|	DWS Core Equity Fund

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of September 30, 2019 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks (e)	$3,739,356,439	$—	$—	$3,739,356,439
Exchange-Traded Funds	19,015,758	—	—	19,015,758
Short-Term Investments (e)	48,413,087	—	—	48,413,087
Total	$3,806,785,284	$—	$—	$3,806,785,284

(e)	See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

DWS Core Equity Fund	|	19

Statement of Assets and Liabilities

as of September 30, 2019

Assets

Investments in non-affiliated securities, at value (cost $2,750,362,954) — including 19,997,638 of securities loaned	$3,758,372,197
Investment in DWS Government & Agency Securities Portfolio (cost $20,619,600)*	20,619,600
Investment in DWS Central Cash Management Government Fund (cost $27,793,487)	27,793,487
Cash	10,000
Receivable for Fund shares sold	1,084,214
Dividends receivable	3,877,779
Interest receivable	31,571
Other assets	48,796
Total assets	3,811,837,644

Liabilities
Payable upon return of securities loaned	20,619,600
Payable for Fund shares redeemed	3,173,053
Accrued management fee	1,101,690
Accrued Trustees’ fees	46,554
Other accrued expenses and payables	1,347,575
Total liabilities	26,288,472
Net assets, at value	$3,785,549,172

Net Assets Consist of
Distributable earnings (loss)	1,147,843,822
Paid-in capital	2,637,705,350
Net assets, at value	$3,785,549,172

*	Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

20	|	DWS Core Equity Fund

Statement of Assets and Liabilities as of September 30, 2019 (continued)

Net Asset Value

Class A

Net Asset Value and redemption price per share ($362,148,352 ÷ 13,512,462 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$26.80

Maximum offering price per share (100 ÷ 94.25 of $26.80)	$28.44
Class T

Net Asset Value and redemption price per share ($12,452 ÷ 464.4 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$26.81

Maximum offering price per share (100 ÷ 97.50 of $26.81)	$27.50
Class C

Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($39,969,461 ÷ 1,568,043 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$25.49
Class R

Net Asset Value, offering and redemption price per share ($2,084,756 ÷ 76,989 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$27.08
Class R6

Net Asset Value, offering and redemption price per share ($14,176,362 ÷ 522,351 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$27.14
Class S

Net Asset Value, offering and redemption price per share ($3,197,980,539 ÷ 117,976,579 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$27.11
Institutional Class

Net Asset Value, offering and redemption price per share ($169,177,250 ÷ 6,228,114 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$27.16

The accompanying notes are an integral part of the financial statements.

DWS Core Equity Fund	|	21

Statement of Operations

for the year ended September 30, 2019

Investment Income
Income:

Dividends (net of foreign taxes withheld of $100,000)	$68,494,956
Income distributions — DWS Central Cash Management Government Fund	538,787
Securities lending income, net of borrower rebates	175,276
Total income	69,209,019
Expenses:

Management fee	13,027,099
Administration fee	3,685,391
Services to shareholders	3,714,028
Distribution and service fees	1,248,293
Custodian fee	36,454
Professional fees	151,385
Reports to shareholders	149,807
Registration fees	110,930
Trustees’ fees and expenses	185,443
Other	187,765
Total expenses	22,496,595
Net investment income	46,712,424

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	149,137,289
Change in net unrealized appreciation (depreciation) on investments	(164,818,920)
Net gain (loss)	(15,681,631)
Net increase (decrease) in net assets resulting from operations	$31,030,793

The accompanying notes are an integral part of the financial statements.

22	|	DWS Core Equity Fund

Statements of Changes in Net Assets

	Years Ended September 30,
Increase (Decrease) in Net Assets	2019	2018

Operations:

Net investment income (loss)	$46,712,424	$41,055,917
Net realized gain (loss)	149,137,289	362,796,504
Change in net unrealized appreciation (depreciation)	(164,818,920)	234,057,284
Net increase (decrease) in net assets resulting from operations	31,030,793	637,909,705
Distributions to shareholders:

Class A	(40,520,723)	(20,090,729)
Class T	(1,311)	(620)
Class C	(4,648,585)	(2,196,408)
Class R	(211,654)	(78,691)
Class R6	(1,740,772)	(475,251)
Class S	(366,238,314)	(189,566,941)
Institutional Class	(12,358,606)	(4,522,250)
Total distributions	(425,719,965)	(216,930,890)
Fund share transactions:

Proceeds from shares sold	335,376,180	333,100,651
Reinvestment of distributions	398,776,155	203,501,151
Payments for shares redeemed	(579,531,857)	(466,111,867)
Net increase (decrease) in net assets from Fund share transactions	154,620,478	70,489,935
Increase (decrease) in net assets	(240,068,694)	491,468,750
Net assets at beginning of period	4,025,617,866	3,534,149,116

Net assets at end of period	$3,785,549,172	$4,025,617,866

The accompanying notes are an integral part of the financial statements.

DWS Core Equity Fund	|	23

Financial Highlights

	Years Ended September 30,
Class A	2019	2018	2017	2016	2015

Selected Per Share Data
Net asset value, beginning of period	$30.17	$27.04	$24.21	$23.35	$24.56
Income (loss) from investment operations:

Net investment income (loss)[a]	.27	.24	.27	.20	.19
Net realized and unrealized gain (loss)	(.46)	4.51	4.18	2.66	.19
Total from investment operations	(.19)	4.75	4.45	2.86	.38
Less distributions from:

Net investment income	(.29)	(.22)	(.25)	(.18)	(.12)
Net realized gains	(2.89)	(1.40)	(1.37)	(1.82)	(1.47)
Total distributions	(3.18)	(1.62)	(1.62)	(2.00)	(1.59)
Net asset value, end of period	$26.80	$30.17	$27.04	$24.21	$23.35
Total Return (%)[b]	1.18	18.25	19.13	12.75	1.67

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	362	386	343	325	315
Ratio of expenses (%)	.84	.86	.86	.88	.87
Ratio of net investment income (loss) (%)	1.04	.85	1.07	.87	.76
Portfolio turnover rate (%)	39	46	47	27	38

[a]	Based on average shares outstanding during the period.

[b]	Total return does not reflect the effect of any sales charges.

The accompanying notes are an integral part of the financial statements.

24	|	DWS Core Equity Fund

	Years Ended September 30,		Period Ended
Class T	2019	2018	9/30/17[a]

Selected Per Share Data
Net asset value, beginning of period	$30.18	$27.02	$26.09
Income (loss) from investment operations:

Net investment income (loss)[b]	.28	.25	.08
Net realized and unrealized gain (loss)	(.46)	4.52	.96
Total from investment operations	(.18)	4.77	1.04
Less distributions from:

Net investment income	(.30)	(.21)	(.11)
Net realized gains	(2.89)	(1.40)	—
Total distributions	(3.19)	(1.61)	(.11)
Net asset value, end of period	$26.81	$30.18	$27.02
Total Return (%)[c]	1.21	18.28	4.01	**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ thousands)	12	12	10
Ratio of expenses (%)	.82	.83	.97	*
Ratio of net investment income (loss) (%)	1.06	.88	.95	*
Portfolio turnover rate (%)	39	46	47	[d]

[a]	For the period from June 5, 2017 (commencement of operations) to September 30, 2017.

[b]	Based on average shares outstanding during the period.

[c]	Total return does not reflect the effect of any sales charges.

[d]	Represents the Fund’s portfolio turnover rate for the year ended September 30, 2017.

*	Annualized

**	Not annualized

The accompanying notes are an integral part of the financial statements.

DWS Core Equity Fund	|	25

	Years Ended September 30,
Class C	2019	2018	2017	2016	2015

Selected Per Share Data
Net asset value, beginning of period	$28.86	$25.92	$23.27	$22.52	$23.80
Income (loss) from investment operations:

Net investment income (loss)[a]	.07	.02	.07	.03	.00	*
Net realized and unrealized gain (loss)	(.46)	4.33	4.01	2.55	.19
Total from investment operations	(.39)	4.35	4.08	2.58	.19
Less distributions from:

Net investment income	(.09)	(.01)	(.06)	(.01)	—
Net realized gains	(2.89)	(1.40)	(1.37)	(1.82)	(1.47)
Total distributions	(2.98)	(1.41)	(1.43)	(1.83)	(1.47)
Net asset value, end of period	$25.49	$28.86	$25.92	$23.27	$22.52
Total Return (%)[b]	.41	17.36	18.22	11.88	.91

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	40	43	40	40	32
Ratio of expenses (%)	1.60	1.62	1.62	1.64	1.64
Ratio of net investment income (loss) (%)	.28	.09	.30	.11	.00	*
Portfolio turnover rate (%)	39	46	47	27	38

[a]	Based on average shares outstanding during the period.

[b]	Total return does not reflect the effect of any sales charges.

*	Amount is less than $.005.

The accompanying notes are an integral part of the financial statements.

26	|	DWS Core Equity Fund

	Years Ended September 30,
Class R	2019	2018	2017	2016	2015

Selected Per Share Data
Net asset value, beginning of period	$30.45	$27.28	$24.42	$23.57	$24.76
Income (loss) from investment operations:

Net investment income (loss)[a]	.17	.13	.18	.12	.16
Net realized and unrealized gain (loss)	(.46)	4.55	4.21	2.68	.12
Total from investment operations	(.29)	4.68	4.39	2.80	.28
Less distributions from:

Net investment income	(.19)	(.11)	(.16)	(.13)	(.00	)*
Net realized gains	(2.89)	(1.40)	(1.37)	(1.82)	(1.47)
Total distributions	(3.08)	(1.51)	(1.53)	(1.95)	(1.47)
Net asset value, end of period	$27.08	$30.45	$27.28	$24.42	$23.57
Total Return (%)	.78	17.75	18.69	12.34	1.27	[b]

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ thousands)	2,085	1,915	1,389	1,051	671
Ratio of expenses before expense reductions (%)	1.25	1.28	1.23	1.26	1.08
Ratio of expenses after expense reductions (%)	1.25	1.28	1.23	1.26	1.08
Ratio of net investment income (loss) (%)	.64	.44	.70	.49	.63
Portfolio turnover rate (%)	39	46	47	27	38

[a]	Based on average shares outstanding during the period.

[b]	Total return would have been lower had certain expenses not been reduced.

*	Amount is less than $.005.

The accompanying notes are an integral part of the financial statements.

DWS Core Equity Fund	|	27

	Years Ended September 30,
Class R6	2019	2018	2017	2016	2015

Selected Per Share Data
Net asset value, beginning of period	$30.51	$27.33	$24.46	$23.58	$24.80
Income (loss) from investment operations:

Net investment income (loss)[a]	.37	.35	.37	.30	.22
Net realized and unrealized gain (loss)	(.46)	4.56	4.22	2.67	.22
Total from investment operations	(.09)	4.91	4.59	2.97	.44
Less distributions from:

Net investment income	(.39)	(.33)	(.35)	(.27)	(.19)
Net realized gains	(2.89)	(1.40)	(1.37)	(1.82)	(1.47)
Total distributions	(3.28)	(1.73)	(1.72)	(2.09)	(1.66)
Net asset value, end of period	$27.14	$30.51	$27.33	$24.46	$23.58
Total Return (%)	1.55	18.63	19.61	13.12	1.91

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	14	16	6	3	.89
Ratio of expenses (%)	.49	.50	.50	.50	.52
Ratio of net investment income (loss) (%)	1.39	1.23	1.43	1.29	.85
Portfolio turnover rate (%)	39	46	47	27	38

[a]	Based on average shares outstanding during the period.

The accompanying notes are an integral part of the financial statements.

28	|	DWS Core Equity Fund

	Years Ended September 30,
Class S	2019	2018	2017	2016	2015

Selected Per Share Data
Net asset value, beginning of period	$30.48	$27.30	$24.44	$23.55	$24.76
Income (loss) from investment operations:

Net investment income (loss)[a]	.34	.32	.34	.27	.26
Net realized and unrealized gain (loss)	(.45)	4.56	4.22	2.69	.19
Total from investment operations	(.11)	4.88	4.56	2.96	.45
Less distributions from:

Net investment income	(.37)	(.30)	(.33)	(.25)	(.19)
Net realized gains	(2.89)	(1.40)	(1.37)	(1.82)	(1.47)
Total distributions	(3.26)	(1.70)	(1.70)	(2.07)	(1.66)
Net asset value, end of period	$27.11	$30.48	$27.30	$24.44	$23.55
Total Return (%)	1.47	18.56	19.48	13.09	1.96

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3,198	3,480	3,073	2,770	2,661
Ratio of expenses (%)	.57	.58	.58	.58	.59
Ratio of net investment income (loss) (%)	1.31	1.13	1.35	1.16	1.05
Portfolio turnover rate (%)	39	46	47	27	38

[a]	Based on average shares outstanding during the period.

The accompanying notes are an integral part of the financial statements.

DWS Core Equity Fund	|	29

	Years Ended September 30,
Institutional Class	2019	2018	2017	2016	2015

Selected Per Share Data
Net asset value, beginning of period	$30.54	$27.35	$24.48	$23.60	$24.80
Income (loss) from investment operations:

Net investment income (loss)[a]	.36	.33	.35	.28	.27
Net realized and unrealized gain (loss)	(.47)	4.57	4.23	2.68	.21
Total from investment operations	(.11)	4.90	4.58	2.96	.48
Less distributions from:

Net investment income	(.38)	(.31)	(.34)	(.26)	(.21)
Net realized gains	(2.89)	(1.40)	(1.37)	(1.82)	(1.47)
Total distributions	(3.27)	(1.71)	(1.71)	(2.08)	(1.68)
Net asset value, end of period	$27.16	$30.54	$27.35	$24.48	$23.60
Total Return (%)	1.47	18.59	19.52	13.07	2.07

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	169	97	71	72	69
Ratio of expenses (%)	.55	.55	.56	.56	.54
Ratio of net investment income (loss) (%)	1.35	1.16	1.36	1.20	1.10
Portfolio turnover rate (%)	39	46	47	27	38

[a]	Based on average shares outstanding during the period.

The accompanying notes are an integral part of the financial statements.

30	|	DWS Core Equity Fund

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS Core Equity Fund (the “Fund”) is a diversified series of Deutsche DWS Investment Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are subject to an initial sales charge. Class T shares are subject to an initial sales charge and are only available through certain financial intermediaries. Class T shares are closed to new purchases, except in connection with the reinvestment of dividends or other distributions. Class C shares are not subject to an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares automatically convert to Class A shares in the same fund after 10 years, provided that the fund or the financial intermediary through which the shareholder purchased the Class C shares has records verifying that the Class C shares have been held for at least 10 years. Class R and Class R6 shares are not subject to initial or contingent deferred sales charges and are generally available only to certain retirement plans. Class S shares are not subject to initial or contingent deferred sales charges and are only available to a limited group of investors. Institutional Class shares are not subject to initial or contingent deferred sales charges and are generally available only to qualified institutions.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

DWS Core Equity Fund	|	31

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Equity securities and exchange traded funds (“ETFs”) are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities and ETFs are generally categorized as Level 1.

Debt securities are valued at prices supplied by independent pricing services approved by the Fund’s Board. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, prepayment speeds and other data, as well as broker quotes. If the pricing services are unable to provide valuations, debt securities are valued at the average of the most recent reliable bid quotations or evaluated prices, as applicable, obtained from broker-dealers. These securities are generally categorized as Level 2.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s

32	|	DWS Core Equity Fund

financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund’s Investment Portfolio.

Securities Lending. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. As of period end, any securities on loan were collateralized by cash. During the year ended September 30, 2019, the Fund invested the cash collateral into a joint trading account in DWS Government & Agency Securities Portfolio, an affiliated money market fund managed by DWS Investment Management Americas, Inc. DWS Investment Management Americas, Inc. receives a management/administration fee (0.12% annualized effective rate as of September 30, 2019) on the cash collateral invested in DWS Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of September 30, 2019 the Fund had securities on loan, which were classified as common stock in the Investment Portfolio. The value of the related collateral exceeded the value of the securities loaned at period end. As of period end, the remaining contractual maturity of the collateral agreements was overnight and continuous.

DWS Core Equity Fund	|	33

Federal Income Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

The Fund has reviewed the tax positions for the open tax years as of September 30, 2019 and has determined that no provision for income tax and/or uncertain tax positions is required in the Fund’s financial statements. The Fund’s federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund are declared and distributed to shareholders quarterly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss and reclassification of distributions. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At September 30, 2019, the Fund’s components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income*	$11,843,545
Undistributed long-term capital gains	$129,935,541
Net unrealized appreciation (depreciation) on investments	$1,006,064,736

At September 30, 2019, the aggregate cost of investments for federal income tax purposes was $2,800,720,548. The net unrealized appreciation for all investments based on tax cost was $1,006,064,736. This consisted of aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost of $1,069,380,101 and aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value of $63,315,365.

34	|	DWS Core Equity Fund

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended September 30,
	2019	2018
Distributions from ordinary income*	$64,771,871	$38,173,051
Distributions from long-term capital gains	$360,948,094	$178,757,839

*	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments.

B. Purchases and Sales of Securities

During the year ended September 30, 2019, purchases and sales of investment securities (excluding short-term investments) aggregated $1,420,474,821 and $1,624,591,854, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor”), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group”), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

DWS Core Equity Fund	|	35

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund’s average daily net assets computed and accrued daily and payable monthly, at the following annual rates:

First $250 million of the Fund’s average daily net assets	.365%
Next $750 million of such net assets	.360%
Next $1.5 billion of such net assets	.355%
Next $5.0 billion of such net assets	.345%
Next $5.0 billion of such net assets	.335%
Next $5.0 billion of such net assets	.325%
Over $17.5 billion of such net assets	.300%

Accordingly, for the year ended September 30, 2019, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.35% of the Fund’s average daily net assets.

For the period from October 1, 2018 through September 30, 2019, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	1.12%
Class T	1.12%
Class C	1.87%
Class R	1.37%
Class R6	.87%
Class S	.87%
Institutional Class	.87%

Effective October 1, 2019 through September 30, 2020, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	1.04%
Class T	1.04%
Class C	1.79%
Class R	1.29%
Class R6	.79%
Class S	.79%
Institutional Class	.79%

36	|	DWS Core Equity Fund

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee (“Administration Fee”) of 0.10% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the year ended September 30, 2019, the Administration Fee was $3,685,391, of which $311,885 is unpaid.

Service Provider Fees. DWS Service Company (“DSC”), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. (“DST”), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended September 30, 2019, the amounts charged to the Fund by DSC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at September 30, 2019
Class A	$147,806	$24,397
Class T	20	4
Class C	5,203	944
Class R	342	54
Class R6	708	109
Class S	1,333,821	220,181
Institutional Class	4,201	704
	$1,492,101	$246,393

In addition, for the year ended September 30, 2019, the amounts charged to the Fund for recordkeeping and other administrative services provided by unaffiliated third parties, included in the Statement of Operations under “Services to shareholders,” were as follows:

Sub-Recordkeeping	Total Aggregated
Class A	$280,559
Class C	41,585
Class R	4,862
Class S	1,346,063
Institutional Class	74,920
$1,747,989

Distribution and Service Fees. Under the Fund’s Class C and Class R 12b-1 Plans, DWS Distributors, Inc. (“DDI”), an affiliate of the Advisor, receives a fee (“Distribution Fee”) of 0.75% of average daily net assets of Class C

DWS Core Equity Fund	|	37

shares and 0.25% of the average daily net assets of Class R shares. In accordance with the Fund’s Underwriting and Distribution Services Agreement, DDI enters into related selling group agreements with various firms at various rates for sales of Class C and R shares, respectively. For the year ended September 30, 2019, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at September 30, 2019
Class C	$305,769	$25,095
Class R	4,897	434
	$310,666	$25,529

In addition, DDI provides information and administrative services for a fee (“Service Fee”) to Class A, T, C and R shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended September 30, 2019, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at September 30, 2019	Annual Rate
Class A	$831,484	$141,564	.23%
Class T	18	10	.15%
Class C	101,399	17,135	.25%
Class R	4,726	850	.24%
	$937,627	$159,559

Underwriting Agreement and Contingent Deferred Sales Charge. DDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended September 30, 2019 aggregated $27,708.

In addition, DDI receives any contingent deferred sales charge (“CDSC”) from Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is 1% of the value of the shares redeemed for Class C. For the year ended September 30, 2019, the CDSC for Class C shares aggregated $4,662. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended September 30, 2019, DDI received $1,291 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with the Fund, DIMA is compensated for providing certain prepress and regulatory filing services to the Fund. For the year ended September 30, 2019, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders” aggregated $17,621, of which $7,687 is unpaid.

38	|	DWS Core Equity Fund

Trustees’ Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in DWS Central Cash Management Government Fund and DWS ESG Liquidity Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. DWS Central Cash Management Government Fund seeks to maintain a stable net asset value, and DWS ESG Liquidity Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. DWS Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that DWS ESG Liquidity Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund’s assets invested in DWS ESG Liquidity Fund.

Security Lending Fees. Deutsche Bank AG serves as lending agent for the Fund. For the year ended September 30, 2019, the Fund incurred lending agent fees to Deutsche Bank AG for the amount of $13,198.

D. Line of Credit

The Fund and other affiliated funds (the “Participants”) share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at September 30, 2019.

DWS Core Equity Fund	|	39

E. Fund Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended September 30, 2019		Year Ended September 30, 2018
	Shares	Dollars	Shares	Dollars

Shares sold
Class A	1,100,406	$28,001,400	1,615,514	$45,928,701
Class C	426,866	10,489,514	637,193	17,232,786
Class R	23,109	623,821	16,713	479,186
Class R6	209,474	5,609,316	380,583	10,962,912
Class S	7,341,952	193,299,776	7,780,885	223,147,970
Institutional Class	3,722,027	97,352,353	1,228,427	35,349,096
		$335,376,180		$333,100,651

Shares issued to shareholders in reinvestment of distributions
Class A	1,659,918	$38,295,236	691,248	$18,920,182
Class T	57	1,311	23	620
Class C	200,069	4,360,264	79,464	2,070,026
Class R	9,103	211,654	2,853	78,690
Class R6	74,439	1,739,976	17,024	475,250
Class S	14,627,553	342,010,016	6,409,334	177,436,854
Institutional Class	515,936	12,157,698	162,778	4,519,529
		$398,776,155		$203,501,151

Shares redeemed
Class A	(2,048,743)	$(52,065,516)	(2,201,186)	$(62,007,480)
Class C	(564,909)	(13,714,504)	(734,857)	(20,223,684)
Class R	(18,108)	(480,342)	(7,600)	(217,108)
Class R6	(301,483)	(7,420,862)	(69,857)	(2,006,345)
Class S	(18,175,234)	(474,620,367)	(12,581,916)	(358,666,487)
Institutional Class	(1,200,029)	(31,230,266)	(804,024)	(22,990,763)
		$(579,531,857)		$(466,111,867)

Net increase (decrease)
Class A	711,581	$14,231,120	105,576	$2,841,403
Class T	57	1,311	23	620
Class C	62,026	1,135,274	(18,200)	(920,872)
Class R	14,104	355,133	11,966	340,768
Class R6	(17,570)	(71,570)	327,750	9,431,817
Class S	3,794,271	60,689,425	1,608,303	41,918,337
Institutional Class	3,037,934	78,279,785	587,181	16,877,862
		$154,620,478		$70,489,935

40	|	DWS Core Equity Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Deutsche DWS Investment Trust and Shareholders of DWS Core Equity Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of DWS Core Equity Fund (the “Fund”) (one of the funds constituting Deutsche DWS Investment Trust) (the “Trust”), including the investment portfolio, as of September 30, 2019, and the related statements of operations and changes in net assets and the financial highlights for the year then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Deutsche DWS Investment Trust) at September 30, 2019, the results of its operations, the changes in its net assets and its financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

The statement of changes in net assets for the year ended September 30, 2018, and the financial highlights for the years ended September 30, 2015, September 30, 2016, September 30, 2017 and September 30, 2018, were audited by another independent registered public accounting firm whose report, dated November 20, 2018, expressed an unqualified opinion on that statement of changes in net assets and those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain

DWS Core Equity Fund	|	41

reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2019, by correspondence with the custodian and others. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the DWS family of funds since at least 1979, but we are unable to determine the specific year.

Boston, Massachusetts

November 26, 2019

42	|	DWS Core Equity Fund

Information About Your Fund’s Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads) and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (April 1, 2019 to September 30, 2019).

The tables illustrate your Fund’s expenses in two ways:

–

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

–

Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

DWS Core Equity Fund	|	43

Expenses and Value of a $1,000 Investment for the six months ended September 30, 2019 (Unaudited)

Actual Fund Return	Class A	Class T	Class C	Class R	Class R6	Class S	Institutional Class
Beginning Account Value 4/1/19	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 9/30/19	$1,054.20	$1,054.30	$1,050.20	$1,052.10	$1,055.90	$1,055.90	$1,055.60
Expenses Paid per $1,000*	$4.33	$4.22	$8.12	$6.53	$2.58	$2.94	$2.89

Hypothetical 5% Fund Return	Class A	Class T	Class C	Class R	Class R6	Class S	Institutional Class
Beginning Account Value 4/1/19	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 9/30/19	$1,020.86	$1,020.96	$1,017.15	$1,018.70	$1,022.56	$1,022.21	$1,022.26
Expenses Paid per $1,000*	$4.26	$4.15	$7.99	$6.43	$2.54	$2.89	$2.84

*

Expenses are equal to the Fund’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 183 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class T	Class C	Class R	Class R6	Class S	Institutional Class
DWS Core Equity Fund	.84%	.82%	1.58%	1.27%	.50%	.57%	.56%

For more information, please refer to the Fund’s prospectus.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to tools.finra.org/fund_analyzer/.

44	|	DWS Core Equity Fund

Tax Information	(Unaudited)

The Fund paid distributions of $2.77 per share from net long-term capital gains during its year ended September 30, 2019.

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $167,196,274 as capital gain dividends for its year ended September 30, 2019.

For corporate shareholders, 95% of the ordinary dividends (i.e., income dividends plus short-term capital gains) paid during the Fund’s fiscal year ended September 30, 2019, qualified for the dividends received deduction.

For federal income tax purposes, the Fund designates $77,000,000, or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

DWS Core Equity Fund	|	45

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees (hereinafter referred to as the “Board” or “Trustees”) approved the renewal of DWS Core Equity Fund’s (the “Fund”) investment management agreement (the “Agreement”) with DWS Investment Management Americas, Inc. (“DIMA”) in September 2019.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

–	During the entire process, all of the Fund’s Trustees were independent of DIMA and its affiliates (the “Independent Trustees”).

–

The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the “Fee Consultant”). Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

–	The Board also received extensive information throughout the year regarding performance of the Fund.

–

The Independent Trustees regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

–

In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to

46	|	DWS Core Equity Fund

invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of DWS Group GmbH & Co. KGaA (“DWS Group”). DWS Group is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. In 2018, approximately 20% of DWS Group’s shares were sold in an initial public offering, with Deutsche Bank AG owning the remaining shares.

As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar”), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review” (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one-, three- and five-year periods ended December 31, 2018, the Fund’s performance (Class A shares) was in the 2nd quartile, 2nd quartile and 1st quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in the one-, three- and five-year periods ended December 31, 2018.

DWS Core Equity Fund	|	47

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge”) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were lower than the median (1st quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2018). The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be lower than the median (1st quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2018, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) (“Broadridge Universe Expenses”). The Board also reviewed data comparing each other operational share class’s total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to a comparable DWS U.S. registered fund (“DWS Funds”) and considered differences between the Fund and the comparable DWS Fund. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“DWS Europe Funds”) managed by DWS Group. The Board noted that DIMA indicated that DWS Group manages a DWS Europe Fund comparable to the Fund, but does not manage any comparable institutional accounts. The Board took note of the differences in services provided to DWS Funds as compared to DWS Europe Funds and that such differences made comparison difficult.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund.

48	|	DWS Core Equity Fund

The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the DWS Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental or “fall-out” benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund, any fees received by an affiliate of DIMA for transfer agency services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers and (ii) the substantial commitment of resources by DIMA and its affiliates to compliance matters, including the retention of compliance personnel.

Based on all of the information considered and the conclusions reached, the Board determined that the continuation of the Agreement is in the

DWS Core Equity Fund	|	49

best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

50	|	DWS Core Equity Fund

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the Trust/Corporation. Each Board Member’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Trust/Corporation. Because the Fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period.

The Board Members may also serve in similar capacities with other funds in the fund complex. The number of funds in DWS fund complex shown in the table below includes all registered open- and closed-end funds (including all of their portfolios) advised by the Advisor and any registered funds that have an investment advisor that is an affiliated person of the Advisor.

Independent Board Members
Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Keith R. Fox, CFA (1954) Chairperson since 2017, and Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	80	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and Chairman of the Board, Healthways, Inc.[2] (population well-being and wellness services) (2003–2014); Stockwell Capital Investments PLC (private equity); Enron Corporation; FNB Corporation; Tokheim Corporation; First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International; Public Radio International. Not-for-Profit Director/Trustee: Palm Beach Civic Association; Window to the World Communications (public media); Life Director of Harris Theater for Music and Dance (Chicago); Life Director of Hubbard Street Dance Chicago	80	Portland General Electric[2] (utility company) (2003– present)

DWS Core Equity Fund	|	51

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); The Pew Charitable Trusts (charitable organization); Massachusetts Humane Society; Overseer of the New England Conservatory; former Directorships: Becton Dickinson and Company[2] (medical technology company); Belo Corporation[2] (media company); The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College; North Bennett Street School (Boston); American Documentary, Inc. (public media)	78	—
Dawn-Marie Driscoll (1946) Board Member since 1987	Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene’s (retail) (1978–1988). Directorships: Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: ICI Mutual Insurance Company (2007–2015); Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	80	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor of Finance, The Wharton School, University of Pennsylvania (since July 1972); Director, The Wharton Financial Institutions Center (since 1994); formerly: Vice Dean and Director, Wharton Undergraduate Division (1995–2000) and Director, The Lauder Institute of International Management Studies (2000–2006); Member FDIC Systemic Risk Advisory Committee since 2011, member Systemic Risk Council since 2012 and member of the Advisory Board at the Yale Program on Financial Stability since 2013; Formerly Co-Chair of the Shadow Financial Regulatory Committee (2003–2015), Executive Director of The Financial Economists Roundtable (2008–2015), Director of The Thai Capital Fund (2007–2013), Director of The Aberdeen Singapore Fund (2007–2018), and Nonexecutive Director of Barclays Bank DE (2010–2018)	80	Director, Aberdeen Japan Fund (since 2007)

52	|	DWS Core Equity Fund

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	80	—
Rebecca W. Rimel (1951) Board Member since 1995	President, Chief Executive Officer and Director, The Pew Charitable Trusts (charitable organization) (1994–present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care[2] (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012)	80	Director, Becton Dickinson and Company[2] (medical technology company) (2012– present); Director, BioTelemetry Inc.[2] (health care) (2009– present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	80	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997–2001); Director, Financial Markets U.S. Government Accountability Office (1996–1997); Partner, Norton Rose Fulbright, L.L.P. (law firm) (1978–1996); former Directorships: The William and Flora Hewlett Foundation (charitable organization) (2000–2015); Service Source, Inc. (nonprofit), Mutual Fund Directors Forum (2002–2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987–1990 and 1994–1996)	78	—

Officers[4]
Name, Year of Birth, Position with the Trust/Corporation and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Hepsen Uzcan[6] (1974) President and Chief Executive Officer, 2017–present	Managing Director,[3] DWS; Secretary, DWS USA Corporation (since March 2018); Assistant Secretary, DWS Distributors, Inc. (since June 25, 2018); Director and Vice President, DWS Service Company (since June 25, 2018); Assistant Secretary, DWS Investment Management Americas, Inc. (since June 25, 2018); and Director and President, DB Investment Managers, Inc. (since June 25, 2018); formerly: Vice President for the Deutsche funds (2016–2017); Assistant Secretary for the DWS funds (2013–2019)

DWS Core Equity Fund	|	53

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
John Millette[7] (1962) Vice President and Secretary, 1999–present	Director,[3] DWS; Chief Legal Officer, DWS Investment Management Americas, Inc. (2015–present); Director and Vice President, DWS Trust Company (2016–present); and Assistant Secretary, DBX ETF Trust (2019–present); formerly: Secretary, Deutsche Investment Management Americas Inc. (2015–2017)
Diane Kenneally[7] (1966) Chief Financial Officer and Treasurer, 2018–present	Director,[3] DWS; formerly: Assistant Treasurer for the DWS funds (2007–2018)
Paul Antosca[7] (1957) Assistant Treasurer, 2007–present	Director,[3] DWS
Sheila Cadogan[7] (1966) Assistant Treasurer, 2017–present	Director,[3] DWS; Director and Vice President, DWS Trust Company (since 2018)
Scott D. Hogan[7] (1970) Chief Compliance Officer, 2016–present	Director,[3] DWS
Caroline Pearson[7] (1962) Chief Legal Officer, 2010–present	Managing Director,[3] DWS; formerly: Secretary, Deutsche AM Distributors, Inc. (2002–2017); and Secretary, Deutsche AM Service Company (2010–2017)
Wayne Salit[6] (1967) Anti-Money Laundering Compliance Officer, 2014–present	Director,[3] Deutsche Bank; and AML Officer, DWS Trust Company; formerly: Managing Director, AML Compliance Officer at BNY Mellon (2011–2014); and Director, AML Compliance Officer at Deutsche Bank (2004–2011)
Ciara Crawford[8] (1984) Assistant Secretary, since February 8, 2019	Associate, DWS (since 2015); previously, Legal Assistant at Accelerated Tax Solutions.

[1]	The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

[2]	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

[3]	Executive title, not a board directorship.

[4]

As a result of their respective positions held with the Advisor or its affiliates, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Fund.

[5]	The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

[6]	Address: 875 Third Avenue, New York, NY 10022.

[7]	Address: One International Place, Boston, MA 02110.

[8]	Address: 5022 Gate Parkway, Suite 400, Jacksonville, FL 32256.

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

54	|	DWS Core Equity Fund

Account Management Resources

For More Information

The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, T, C and S also have the ability to purchase, exchange or redeem shares using this system.

For more information, contact your financial representative. You may also access our automated telephone system or speak with a Shareholder Service representative by calling:

(800) 728-3337

Web Site

dws.com

View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.

Obtain prospectuses and applications, news about DWS funds, insight from DWS economists and investment specialists and access to DWS fund account information.

Written Correspondence	DWS PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The Fund’s policies and procedures for voting proxies for portfolio securities and information about how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — dws.com/en-us/resources/proxy-voting — or on the SEC’s Web site — sec.gov. To obtain a written copy of the Fund’s policies and procedures without charge, upon request, call us toll free at (800) 728-3337.
Portfolio Holdings	Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q or Form N-PORT (available for filings after March 31, 2019). The Fund’s Form N-Q or Form N-PORT will be available on the SEC’s Web site at sec.gov. The Fund’s portfolio holdings are also posted on dws.com from time to time. Please see the Fund’s current prospectus for more information.
Principal Underwriter	If you have questions, comments or complaints, contact: DWS Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

DWS Core Equity Fund	|	55

Investment Management

DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor”), which is part of the DWS Group GmbH & Co. KGaA (“DWS Group”), is the investment advisor for the Fund. DIMA and its predecessors have more than 90 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients. DIMA is an indirect, wholly owned subsidiary of DWS Group.

DWS Group is a global organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

	Class A	Class T	Class C	Class S	Institutional Class
Nasdaq Symbol	SUWAX	SUWUX	SUWCX	SCDGX	SUWIX
CUSIP Number	25157M 729	25157M 489	25157M 661	25157M 679	25157M 687
Fund Number	464	1764	764	2064	550

For shareholders of Class R and Class R6
Automated Information Line	DWS/Ascensus Plan Access (800) 728-3337 24-hour access to your retirement plan account.
Web Site

dws.com

Obtain prospectuses and applications, news about DWS funds, insight from DWS economists and investment specialists and access to DWS fund account information.

Log in/register to manage retirement account assets at https://www.mykplan.com/participantsecure_net/login.aspx.

For More Information	(800) 728-3337 To speak with a service representative.
Written Correspondence	DWS Service Company 222 South Riverside Plaza Chicago, IL 60606-5806

	Class R	Class R6
Nasdaq Symbol	SUWTX	SUWZX
CUSIP Number	25157M 646	25157M 612
Fund Number	1564	1664

56	|	DWS Core Equity Fund

Notes

Notes

Notes

Notes

Notes

Notes

Notes

DCEF-2

(R-024417-9 11/19)

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. William McClayton, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS Core Equity fund

form n-csr disclosure re: AUDIT FEES

The following table shows the amount of fees that Ernst & Young LLP (“EY”), the Fund’s current Independent Registered Public Accounting Firm, billed to the Fund during the Fund’s fiscal year ended September 30, 2019 and the amount of fees that PricewaterhouseCoopers, LLP (“PwC”), the Fund’s prior Independent Registered Public Accounting Firm, billed to the Fund during the Fund’s fiscal year ended September 30, 2018. The Audit Committee approved in advance all audit services and non-audit services that EY or PwC provided to the Fund while serving as the Independent Registered Public Accounting Firm.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended September 30,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2019	$53,933	$0	$9,961	$0
2018	$75,146	$0	$0	$0

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by EY to DWS Investment Management Americas, Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s fiscal year ended September 30, 2019 and the amount of fees billed by PwC to the Adviser and any Affiliated Fund Service provider for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s fiscal year ended September 30, 2018.

Fiscal Year Ended September 30,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2019	$0	$740,482	$0
2018	$0	$0	$0

The above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures. EY also billed $470,936 for tax services during the Fund’s fiscal year ended September 30, 2018.

Non-Audit Services

The following table shows the amount of fees that EY billed during the Fund’s fiscal year ended September 30, 2019 and the amount of fees that PwC billed during the Fund’s fiscal year ended September 30, 2018 for non-audit services. The Audit Committee pre-approved all non-audit services that EY or PwC, while serving as Independent Registered Public Accounting Firm, provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from EY and PwC about any non-audit services that EY or PwC rendered to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating EY’s and PwC’s independence.

Fiscal Year Ended September 30,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2019	$9,961	$740,482	$0	$750,443
2018	$0	$0	$0	$0

All other engagement fees were billed for services in connection with agreed upon procedures and tax compliance for DIMA and other related entities. EY also billed $984,066 for tax services during the Fund’s fiscal year ended September 30, 2018.

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to each principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

In connection with the audit of the 2019 financial statements, the Fund entered into an engagement letter with EY. The terms of the engagement letter required by EY, and agreed to by the Audit Committee, include a provision mandating the use of mediation and arbitration to resolve any controversy or claim between the parties arising out of or relating to the engagement letter or services provided thereunder.

***

Pursuant to PCAOB Rule 3526, EY is required to describe in writing to the Fund’s Audit Committee, on at least an annual basis, all relationships between EY, or any of its affiliates, and the DWS Funds, including the Fund, or persons in financial reporting oversight roles at the DWS Funds that, as of the date of the communication, may reasonably be thought to bear on EY’s independence. Pursuant to PCAOB Rule 3526, EY has reported the matters set forth below that may reasonably be thought to bear on EY’s independence. With respect to each reported matter, individually and in the aggregate, EY advised the Audit Committee that, after careful consideration of the facts and circumstances and the applicable independence rules, it concluded that the matters do not and will not impair EY’s ability to exercise objective and impartial judgement in connection with the audits of the financial statements for the Fund and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY has been and is capable of exercising objective and impartial judgment on all issues encompassed within EY’s audit engagements. EY also confirmed to the Audit Committee that it can continue act as the Independent Registered Public Accounting Firm for the Fund.

•	EY advised the Fund’s Audit Committee that various covered persons within EY’s affiliates held investments in, or had other financial relationships with, entities within the DWS Funds “investment company complex” (as defined in Regulation S-X) (the “DWS Funds Complex”). EY informed the Audit Committee that these investments and financial relationships were inconsistent with Rule 2-01(c)(1) of Regulation S-X. EY reported that all breaches have been resolved and that none of the breaches involved any investments in the Fund or any professionals who were part of the audit engagement team for the Fund or in a position to influence the audit engagement team. In addition, EY noted that the independence breaches did not (i) create a mutual or conflicting interest with the Fund, (ii) place EY in the position of auditing its own work, (iii) result in EY acting as management or an employee of the Fund, or (iv) place EY in a position of being an advocate of the Fund.
•	EY advised the Fund’s Audit Committee of certain lending relationships of EY with owners of greater than 10% of the shares of certain investment companies within the DWS Funds Complex that EY had identified as inconsistent with Rule 2-01(c)(l)(ii)(A) of Regulation S-X (referred to as the “Loan Rule”). The Loan Rule specifically provides that an accounting firm would not be independent if it receives a loan from a lender that is a record or beneficial owner of more than ten percent of an audit client’s equity securities. For purposes of the Loan Rule, an audit client includes the Fund as well as all other investment companies in the DWS Funds Complex. EY’s lending relationships affect EY’s independence under the Loan Rule with respect to all investment companies in the DWS Funds Complex.

EY stated its belief that, in each lending relationship, the lender is or was not able to impact the impartiality of EY or assert any influence over the investment companies in the DWS Funds Complex whose shares the lender owns or owned, or the applicable investment company’s investment adviser. In addition, on June 20, 2016, the SEC Staff issued a “no-action” letter to another mutual fund complex, Fidelity Management & Research Company et al., SEC Staff No-Action Letter (June 20, 2016) (the “Fidelity Letter”), related to similar Loan Rule issues as those described above. In the Fidelity Letter, the SEC Staff confirmed that it would not recommend enforcement action against an investment company that relied on the audit services performed by an audit firm that was not in compliance with the Loan Rule in certain specified circumstances. With respect to each lending relationship identified by EY, the circumstances described in the Fidelity Letter appear to be substantially similar to the circumstances that affected EY’s independence under the Loan Rule with respect to the Fund, and, in each case, EY confirmed to the Audit Committee that it meets the conditions of the Fidelity Letter.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable

ITEM 13.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Core Equity Fund, a series of Deutsche DWS Investment Trust

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	11/29/2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	11/29/2019

By:	/s/Diane Kenneally Diane Kenneally Chief Financial Officer and Treasurer

Date:	11/29/2019